OMB APPROVAL
OMB Number: 3235-0578 Expires: March 31, 2019 Estimated average burden hours per response: 10.5

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	11/30/16

Item 1. Schedule of Investments.

Invesco Bond Fund
Quarterly Schedule of Portfolio Holdings
November 30, 2016

invesco.com/us	VK-CE-BOND-QTR-1	11/16	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2016

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–94.07%

Aerospace & Defense–0.15%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	$35,000	$30,844
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	46,000	46,115
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	66,000	67,897
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	75,000	76,594
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	106,000	109,577
		331,027

Agricultural & Farm Machinery–0.04%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	89,000	86,775

Air Freight & Logistics–0.23%

United Parcel Service, Inc., Sr. Unsec. Notes, 2.40%, 11/15/2026	534,000	504,786

Airlines–2.43%

American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	484,364	482,245
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	433,934	440,172
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	899,000	873,716
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	273,802	281,057
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	223,385	234,331
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	1,370,908	1,349,488
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	515,000	513,490

	Principal Amount	Value

Airlines–(continued)

United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	$592,269	$603,374
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	623,000	624,456
		5,402,329

Alternative Carriers–0.03%

Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	35,000	35,088
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2026(b)	39,000	38,512
		73,600

Aluminum–0.18%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	200,000	213,780
Arconic Inc., Sr. Unsec. Global Notes, 5.40%, 04/15/2021	172,000	181,783
		395,563

Apparel Retail–1.25%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	66,000	69,960
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	55,000	50,119
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	2,630,000	2,653,909
		2,773,988

Apparel, Accessories & Luxury Goods–0.13%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	145,000	145,272
4.88%, 05/15/2026(b)	151,000	150,906
		296,178

Asset Management & Custody Banks–2.30%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	1,215,000	1,228,742
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	355,000	354,832
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	1,090,000	1,080,982

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Asset Management & Custody Banks–(continued)

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	$520,000	$507,263
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,425,000	1,402,625
CommScope Technologies Finance LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	82,000	85,792
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	37,000	37,463
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	240,000	251,400
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	114,000	122,977
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	44,000	44,055
		5,116,131

Auto Parts & Equipment–0.02%

Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	30,000	31,050
5.50%, 12/15/2024	17,000	17,191
		48,241

Automobile Manufacturers–0.88%

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 2.00%, 07/06/2021(b)	1,109,000	1,076,487
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.10%, 05/04/2023	362,000	349,455
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	532,000	532,402
		1,958,344

Automotive Retail–0.70%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	845,000	909,627
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 4.50%, 10/01/2025	636,000	638,201
		1,547,828

Biotechnology–0.17%

Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 2.40%, 09/23/2021	386,000	373,010

Brewers–1.23%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.30%, 02/01/2023	687,000	697,275
4.90%, 02/01/2046	1,897,000	2,032,405
		2,729,680

	Principal Amount	Value

Broadcasting–0.19%

Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	$47,000	$47,705
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	80,000	79,000
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	118,000	93,515
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	81,000	86,265
Nexstar Escrow Corp., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	53,000	52,470
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	59,000	57,672
		416,627

Building Products–0.07%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	45,000	47,798
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	42,000	48,300
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	68,000	69,530
		165,628

Cable & Satellite–2.83%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	50,000	50,375
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	255,000	263,287
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. First Lien Notes, 4.91%, 07/23/2025(b)	1,257,000	1,313,292
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	390,000	334,458
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	580,000	735,673
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	689,000	650,810
8.38%, 03/01/2039(b)	305,000	378,428
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	85,000	89,781
Sr. Unsec. Notes, 10.88%, 10/15/2025(b)	200,000	233,500
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	222,000	226,162
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	22,000	17,325
7.25%, 10/15/2020	55,000	40,425

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.95%, 04/01/2041	$1,193,000	$1,453,179
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	30,000	30,225
5.38%, 07/15/2026(b)	69,000	68,828
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	199,000
Virgin Media Secured Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	200,000	201,750
		6,286,498

Casinos & Gaming–0.16%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	86,000	91,805
Sr. Unsec. Gtd. Notes, 6.38%, 04/01/2026(b)	23,000	24,093
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	52,000	57,070
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	28,000	26,810
6.00%, 03/15/2023	35,000	37,756
7.75%, 03/15/2022	53,000	60,950
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	49,000	48,510
		346,994

Commercial Printing–0.05%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	106,000	110,903

Commodity Chemicals–0.04%

Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	53,000	53,530
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	41,000	42,538
		96,068

Communications Equipment–0.04%

Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Notes, 5.25%, 08/01/2026(b)	27,000	25,684
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	63,000	68,040
		93,724

	Principal Amount	Value

Construction & Engineering–0.38%

Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	$983,000	$836,031

Construction Machinery & Heavy Trucks–0.22%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	77,000	78,732
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	86,000	86,430
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	34,000	32,768
6.75%, 06/15/2021	43,000	43,376
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	80,000	80,400
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	140,000	145,775
5.38%, 03/01/2025	18,000	18,518
		485,999

Consumer Finance–1.73%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	950,000	954,750
4.63%, 03/30/2025	681,000	663,975
5.13%, 09/30/2024	17,000	17,128
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	915,000	876,347
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	1,300,000	1,333,979
		3,846,179

Copper–0.33%

First Quantum Minerals Ltd. (Canada), Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2020(b)	50,000	49,687
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.88%, 03/15/2023	60,000	56,550
5.40%, 11/14/2034	50,000	44,000
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	532,000	577,885
		728,122

Data Processing & Outsourced Services–0.20%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	483,000	450,068

Diversified Banks–10.98%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	815,000	794,523

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75% (b)(c)	$1,355,000	$1,436,300
Banco Nacional de Comercio Exterior, S.N.C. (Mexico), Unsec. Sub. Notes, 3.80%, 08/11/2026(b)	214,000	200,677
Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/2038	765,000	1,054,765
Series X, Jr. Unsec. Sub. Notes, 6.25% (c)	615,000	618,075
Series Z, Jr. Unsec. Sub. Notes, 6.50% (c)	1,130,000	1,178,025
Series AA, Jr. Unsec. Sub. Notes, 6.10% (c)	1,495,000	1,502,475
Series DD, Jr. Unsec. Sub. Notes, 6.30% (c)	440,000	460,900
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	540,000	557,793
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/2017(b)	335,000	347,268
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	535,000	525,859
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/2025	1,220,000	1,334,705
Series N, Jr. Unsec. Sub. Global Notes, 5.80% (c)	750,000	750,000
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	545,000	550,450
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	905,000	941,200
Series T, Jr. Unsec. Sub. Global Notes, 6.25% (c)	513,000	528,390
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(c)	210,000	249,900
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,509,000	1,477,466
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	772,000	754,998
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	500,000	518,201
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	214,000	213,205
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (c)	720,000	679,500

	Principal Amount	Value

Diversified Banks–(continued)

Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	$1,170,000	$1,192,310
JPMorgan Chase & Co., Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	910,000	892,908
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	515,000	500,233
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (c)	535,000	521,625
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(c)	775,000	759,500
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38% (b)(c)	590,000	569,350
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	300,000	280,131
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/2017(b)	350,000	349,759
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	1,840,000	2,031,257
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	634,000	654,605
		24,426,353

Diversified Capital Markets–1.12%

Credit Suisse AG (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/2021	519,000	521,029
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	515,000	493,229
UBS Group Funding (Jersey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 09/24/2025(b)	1,470,000	1,477,878
		2,492,136

Diversified Chemicals–0.37%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	344,000	340,560
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	519,000	494,023
		834,583

Diversified Metals & Mining–0.43%

Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	151,000	153,265
Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	715,000	731,981
Sr. Unsec. Notes, 6.13%, 10/01/2035	65,000	65,325
		950,571

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Diversified REITs–1.01%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	$447,000	$435,618
Spirit Realty, L.P., Sr. Unsec. Gtd. Notes, 4.45%, 09/15/2026(b)	222,000	210,295
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	881,000	863,380
5.25%, 01/30/2026(b)	764,000	729,133
		2,238,426

Drug Retail–1.25%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,052,244	1,182,701
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,423,202	1,601,139
		2,783,840

Electric Utilities–1.11%

Adani Transmission Ltd. (India), Sr. Sec. Notes, 4.00%, 08/03/2026(b)	425,000	403,314
Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	1,755,000	1,767,094
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	300,000	302,209
		2,472,617

Electrical Components & Equipment–0.07%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	86,000	86,645
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	35,000	35,875
5.00%, 10/01/2025(b)	35,000	34,650
		157,170

Environmental & Facilities Services–0.02%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	40,000	39,800

Financial Exchanges & Data–1.91%

Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,080,000	1,187,877
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	550,000	558,951
4.88%, 02/15/2024	1,575,000	1,716,698
5.25%, 07/15/2044	425,000	465,124
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	80,000	83,000
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	230,000	227,790
		4,239,440

	Principal Amount	Value

Food Distributors–0.03%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	$65,000	$67,275

Food Retail–0.24%

Kroger Co. (The), Sr. Unsec. Global Notes, 2.65%, 10/15/2026	575,000	531,272

Footwear–1.58%

NIKE, Inc., Sr. Unsec. Global Notes, 2.38%, 11/01/2026	1,266,000	1,188,578
3.38%, 11/01/2046	2,617,000	2,335,271
		3,523,849

Gas Utilities–0.11%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	63,000	63,000
5.88%, 08/20/2026	28,000	28,000
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	85,000	80,750
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	53,000	53,397
7.38%, 08/01/2021	27,000	27,945
		253,092

General Merchandise Stores–0.03%

Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	66,000	70,785

Gold–0.27%

Polyus Gold International Ltd. (Russia), Sr. Unsec. Gtd. Bonds, 4.70%, 03/28/2022(b)	613,000	600,740

Health Care Equipment–1.11%

Abbott Laboratories, Sr. Unsec. Global Notes, 3.75%, 11/30/2026	1,525,000	1,507,275
4.90%, 11/30/2046	943,000	951,913
		2,459,188

Health Care Facilities–0.53%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	50,000	49,750
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/15/2018	10,000	9,800
5.13%, 08/01/2021	40,000	36,500
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	58,935	39,634
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	125,000	131,406

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Health Care Facilities–(continued)

HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	$52,000	$55,932
6.50%, 02/15/2020	250,000	272,250
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	67,000	67,712
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	50,000	49,187
5.88%, 02/15/2026	30,000	30,150
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	40,000	40,000
LifePoint Health, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 05/01/2024(b)	40,000	38,600
5.88%, 12/01/2023	11,000	11,083
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	109,000	111,725
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	11,000	11,385
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	55,000	47,300
8.00%, 08/01/2020	36,000	34,740
8.13%, 04/01/2022	130,000	119,600
Universal Health Services, Inc, Sr. Sec. Gtd. First Lien Notes, 5.00%, 06/01/2026(b)	18,000	17,888
		1,174,642

Health Care REITs–1.25%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	994,000	1,023,154
4.25%, 11/15/2023	525,000	536,352
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	1,090,000	1,227,733
		2,787,239

Health Care Services–0.68%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	40,000	39,400
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	85,000	83,300
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	591,000	574,013
3.40%, 03/01/2027	639,000	605,919
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	79,000	80,777
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	121,000	127,655
		1,511,064

	Principal Amount	Value

Home Entertainment Software–0.27%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	$575,000	$596,146

Home Improvement Retail–0.04%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	90,000	84,263

Homebuilding–0.88%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	67,000	64,655
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	105,000	106,575
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	70,000	72,100
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	40,000	40,850
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,815,000	1,565,437
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	45,000	46,350
7.15%, 04/15/2020	25,000	27,313
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	22,000	22,495
		1,945,775

Hotel and Resort REITs–0.81%

Hospitality Properties Trust, Sr. Unsec. Global Notes, 4.25%, 02/15/2021	1,238,000	1,287,924
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	510,000	516,803
		1,804,727

Hotels, Resorts & Cruise Lines–0.01%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	30,000	32,531

Household Products–0.10%

Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	60,000	61,950
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	21,000	21,289
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	49,753	51,557
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	6,000	6,360
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	40,000	41,700
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	46,000	47,552
		230,408

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Independent Power Producers & Energy Traders–0.29%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 03/15/2024	$45,000	$44,775
5.50%, 04/15/2025	212,000	208,290
6.00%, 05/15/2026	5,000	4,938
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	8,000	8,390
7.88%, 01/15/2023(b)	27,000	28,282
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	87,000	84,281
5.50%, 02/01/2024	77,000	74,112
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/2024	83,000	76,775
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	19,000	18,478
Sr. Unsec. Gtd. Notes, 6.63%, 01/15/2027(b)	71,000	66,207
Red Oak Power LLC, Series A, Sr. Sec. First Lien Ltd. Bonds, 8.54%, 11/30/2019	26,053	26,249
		640,777

Industrial REITs–0.14%

PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	309,000	301,893

Integrated Oil & Gas–1.26%

California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	47,000	37,952
Exxon Mobil Corp., Sr. Unsec. Global Notes, 2.73%, 03/01/2023	342,000	341,618
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Notes, 4.95%, 07/19/2022(b)	640,000	650,400
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 4.56%, 04/24/2023(b)	640,000	638,200
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.38%, 08/21/2022	427,000	417,445
4.00%, 05/10/2046	772,000	720,160
		2,805,775

Integrated Telecommunication Services–5.05%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	416,000	401,111
4.75%, 05/15/2046	606,000	568,597
5.15%, 03/15/2042	1,070,000	1,053,596
Sr. Unsec. Notes, 4.45%, 04/01/2024	365,000	380,704
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	58,000	59,740
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	41,000	43,101

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Notes, 6.75%, 08/20/2018	$225,000	$243,591
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.88%, 09/15/2020	35,000	36,575
10.50%, 09/15/2022	95,000	98,206
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	45,000	45,000
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 4.75%, 02/16/2021(b)	200,000	215,242
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 09/01/2024(b)	73,000	70,628
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	200,000	202,500
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	83,000	90,055
6.84%, 04/28/2023	73,000	77,745
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	108,000	115,695
6.63%, 04/01/2023	45,000	47,756
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	17,000	17,935
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	460,000	454,825
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/2021	880,000	959,232
7.05%, 06/20/2036	1,165,000	1,370,861
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	307,000	273,928
4.52%, 09/15/2048	2,221,000	2,117,329
5.01%, 08/21/2054	672,000	666,574
5.05%, 03/15/2034	1,165,000	1,218,462
5.15%, 09/15/2023	370,000	409,324
		11,238,312

Internet & Direct Marketing Retail–1.92%

Expedia, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 02/15/2026	840,000	863,551
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	1,040,000	991,002
4.85%, 04/01/2024	679,000	669,040
5.45%, 08/15/2034	2,000,000	1,756,122
		4,279,715

Internet Software & Services–0.34%

Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/2017	730,000	732,300
Match Group, Inc., Sr. Unsec. Global Notes, 6.38%, 06/01/2024	18,000	19,125
		751,425

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Investment Banking & Brokerage–2.28%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	$564,000	$597,925
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63% (c)	862,000	814,590
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	565,000	620,779
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	1,060,000	1,113,257
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	310,000	382,403
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	498,000	560,569
Morgan Stanley, Series J, Jr. Unsec. Sub. Global Notes, 5.55% (c)	985,000	991,156
		5,080,679

IT Consulting & Other Services–0.16%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	340,000	352,358

Leisure Facilities–0.03%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	55,000	57,475

Leisure Products–0.05%

Vista Outdoor Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2023	104,000	108,680

Life & Health Insurance–2.66%

Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00% (b)(c)	545,000	516,388
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	950,000	1,059,987
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	390,000	377,031
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (c)	910,000	905,450
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	1,645,000	1,797,915
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	390,000	488,524
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	765,000	774,960
		5,920,255

Managed Health Care–0.83%

Aetna Inc., Sr. Unsec. Global Notes, 4.25%, 06/15/2036	807,000	802,127
Centene Corp., Sr. Unsec. Notes, 4.75%, 05/15/2022	26,000	25,805
4.75%, 01/15/2025	30,000	28,875

	Principal Amount	Value

Managed Health Care–(continued)

Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	$435,000	$463,635
Molina Healthcare, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/15/2022	25,000	25,156
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	483,000	502,425
		1,848,023

Marine–0.05%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, (Acquired 10/29/2013-07/16/2015; Cost $132,498) (b)	132,000	108,735

Metal & Glass Containers–0.03%

Berry Plastics Corp., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	25,000	26,375
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	38,000	39,568
		65,943

Movies & Entertainment–1.38%

21st Century Fox America, Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/2046(b)	260,000	262,084
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	35,000	35,438
LG FinanceCo Corp., Sr. Unsec. Notes, 5.88%, 11/01/2024(b)	43,000	42,785
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	85,000	85,213
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	685,000	734,281
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/2036	675,000	815,362
Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	850,000	897,767
Viacom Inc., Sr. Unsec. Global Notes, 3.45%, 10/04/2026	194,000	185,367
		3,058,297

Multi-Line Insurance–2.72%

American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	272,000	260,910
9.88%, 06/15/2019	1,055,000	1,243,984
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	635,000	644,844
4.50%, 07/16/2044	1,485,000	1,454,864
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/2019	1,100,000	1,253,017

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Multi-Line Insurance–(continued)

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	$830,000	$813,383
XLIT Ltd. (Ireland), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	415,000	380,587
		6,051,589

Office REITs–0.48%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	550,000	547,191
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	530,000	531,232
		1,078,423

Office Services & Supplies–1.00%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.38%, 10/01/2021	805,000	781,593
4.63%, 03/15/2024	440,000	433,659
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	895,000	1,003,283
		2,218,535

Oil & Gas Drilling–0.04%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	56,000	45,640
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	37,000	33,300
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/2023(b)	9,000	9,135
		88,075

Oil & Gas Equipment & Services–0.19%

Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	365,000	368,251
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	30,000	29,550
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	35,000	26,775
		424,576

Oil & Gas Exploration & Production–3.84%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 4.85%, 03/15/2021	549,000	585,292
5.55%, 03/15/2026	804,000	881,368
6.38%, 09/15/2017	266,000	277,970
6.60%, 03/15/2046	902,000	1,054,321
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	67,000	69,429
5.63%, 06/01/2023	101,000	103,525
Callon Petroleum Co., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2024(b)	33,000	34,114

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	$32,000	$33,120
5.50%, 04/01/2023	91,000	94,185
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/2024	961,000	950,862
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	1,060,000	1,063,975
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	21,000	17,325
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	48,000	49,080
Hess Corp., Sr. Unsec. Global Notes, 4.30%, 04/01/2027	975,000	923,337
5.80%, 04/01/2047	821,000	793,687
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	140,000	145,425
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	61,800
Sr. Unsec. Gtd. Notes, 6.50%, 11/01/2021	17,000	17,255
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	68,000	71,060
QEP Resources, Inc., Sr. Unsec. Notes, 6.88%, 03/01/2021	72,000	74,700
Range Resources Corp., Sr. Unsec. Gtd. Notes, 5.00%, 08/15/2022(b)	21,000	20,423
5.00%, 03/15/2023(b)	100,000	95,500
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	61,000	62,067
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	86,000	90,730
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	17,000	17,255
6.50%, 01/01/2023	29,000	29,580
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	69,000	63,480
Tengizchevroil Finance Co. International Ltd. (Kazakhstan), Sr. Sec. Bonds, 4.00%, 08/15/2026(b)	702,000	657,195
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	76,000	75,050
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	117,000	119,925
		8,533,035

Oil & Gas Refining & Marketing–0.81%

Chevron Phillips Chemical Co. LLC, Sr. Unsec. Notes, 3.40%, 12/01/2026(b)	626,000	621,202
Cosan Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 7.00%, 01/20/2027(b)	1,192,000	1,184,550
		1,805,752

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–4.48%

Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	$44,000	$45,100
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 4.25%, 12/01/2026	216,000	217,902
5.50%, 12/01/2046	224,000	230,540
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	125,000	129,062
Energy Transfer Partners, L.P., Sr. Unsec. Global Notes, 4.65%, 06/01/2021	324,000	342,091
Sr. Unsec. Notes, 4.75%, 01/15/2026	845,000	855,006
5.15%, 03/15/2045	725,000	653,759
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/2024	617,000	630,667
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	840,000	814,531
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	68,000	71,060
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 4.25%, 09/01/2024	516,000	516,939
5.40%, 09/01/2044	955,000	917,031
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Notes, 7.75%, 01/15/2032	207,000	245,747
MPLX LP, Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2025	127,000	128,349
ONEOK Partners, L.P., Sr. Unsec. Gtd. Global Notes, 3.38%, 10/01/2022	400,000	398,341
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Bonds, 4.50%, 12/15/2026	352,000	348,585
Sr. Unsec. Global Notes, 3.65%, 06/01/2022	300,000	301,223
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 03/01/2025	167,000	174,202
Sr. Sec. Notes, 5.00%, 03/15/2027(b)	430,000	425,162
Southern Natural Gas Co., L.L.C., Sr. Unsec. Notes, 5.90%, 04/01/2017(b)	253,000	256,164
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/2019	225,000	255,174
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	68,000	68,170
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(b)	70,000	69,650
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/15/2021	6,000	6,308
6.38%, 05/01/2024	168,000	182,070
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	15,000	15,263

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Willams Cos. Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	$45,000	$44,276
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	1,172,000	1,161,743
Sr. Unsec. Notes, 4.13%, 11/15/2020	447,000	458,635
		9,962,750

Other Diversified Financial Services–0.45%

Equate Petrochemical B.V. (Kuwait), Sr. Unsec. Gtd. Notes, 3.00%, 03/03/2022(b)	498,000	473,516
4.25%, 11/03/2026(b)	551,000	523,070
		996,586

Packaged Foods & Meats–0.31%

BRF GmbH (Brazil), Sr. Unsec. Gtd. Notes, 4.35%, 09/29/2026(b)	200,000	187,500
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	70,000	68,862
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	150,000	150,375
4.88%, 11/01/2026(b)	107,000	107,000
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	76,000	80,275
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	100,000	104,500
		698,512

Paper Packaging–0.41%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	38,000	39,235
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	871,000	878,938
		918,173

Paper Products–0.12%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	210,000	206,588
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	57,000	58,211
		264,799

Pharmaceuticals–2.48%

Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	1,440,000	1,443,781
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	942,000	1,303,771
Concordia International Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 9.00%, 04/01/2022(b)	3,000	2,775
Sr. Unsec. Notes, 7.00%, 04/15/2023(b)	83,000	31,955

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Pharmaceuticals–(continued)

Mylan N.V., Sr. Unsec. Gtd. Notes, 5.25%, 06/15/2046(b)	$490,000	$453,781
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.20%, 07/21/2021	711,000	682,010
3.15%, 10/01/2026	357,000	329,727
4.10%, 10/01/2046	590,000	513,319
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	41,000	30,443
5.63%, 12/01/2021(b)	93,000	72,540
5.88%, 05/15/2023(b)	20,000	15,000
6.13%, 04/15/2025(b)	40,000	29,800
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	10,000	7,425
Zoetis, Inc., Sr. Unsec. Global Notes, 4.50%, 11/13/2025	563,000	597,825
		5,514,152

Property & Casualty Insurance–0.85%

Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 4.01%, 12/15/2026	306,000	307,496
5.03%, 12/15/2046	312,000	315,638
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	530,000	596,250
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	600,000	673,593
		1,892,977

Railroads–0.62%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Global Deb., 3.00%, 04/01/2025	517,000	516,180
4.15%, 04/01/2045	869,000	861,838
		1,378,018

Regional Banks–2.21%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	80,000	83,500
5.00%, 08/01/2023	125,000	129,687
5.25%, 03/15/2018	281,000	290,835
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	660,000	682,615
Series J, Jr. Unsec. Sub. Notes, 4.90% (c)	560,000	526,400
Huntington Bancshares, Inc., Sr. Unsec. Global Notes, 2.30%, 01/14/2022	1,730,000	1,682,358
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13% (c)	794,000	770,180
SunTrust Banks, Inc., Jr. Unsec. Sub. Notes, 5.63% (c)	730,000	740,950
		4,906,525

	Principal Amount	Value

Reinsurance–0.33%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$685,000	$726,697

Renewable Electricity–0.20%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	454,000	446,587

Residential REITs–0.43%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	940,000	965,371

Restaurants–0.76%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	1,337,000	1,400,507
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(b)	232,000	231,366
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	50,000	54,375
		1,686,248

Retail REITs–0.48%

Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	481,000	464,419
Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/2022	600,000	606,265
		1,070,684

Semiconductors–0.94%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	445,000	443,393
4.50%, 12/05/2036	110,000	109,283
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	51,000	50,490
Sr. Unsec. Notes, 5.25%, 08/01/2023(b)	100,000	99,250
5.25%, 01/15/2024(b)	60,000	59,025
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	489,000	516,965
Sr. Unsec. Notes, 3.88%, 09/01/2022(b)	806,000	818,036
		2,096,442

Sovereign Debt–1.12%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes, 6.25%, 04/22/2019(b)	941,000	987,109
6.88%, 04/22/2021(b)	858,000	896,610

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Saudi Government International Bond (Saudi Arabia), Sr. Unsec. Notes, 2.38%, 10/26/2021(b)	$619,000	$603,723
		2,487,442

Specialized Consumer Services–0.13%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	202,000	203,010
Sr. Unsec. Notes, 7.45%, 08/15/2027	91,000	93,730
		296,740

Specialized Finance–3.32%

Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	394,000	376,639
3.38%, 06/01/2021	825,000	839,953
3.88%, 04/01/2021	995,000	1,036,666
AerCap Global Aviation Trust (Netherlands), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,793,000	3,774,035
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	265,000	269,969
4.63%, 10/30/2020	150,000	156,412
5.00%, 10/01/2021	230,000	242,794
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	140,000	141,750
5.50%, 02/15/2022	5,000	5,288
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	515,000	548,475
		7,391,981

Specialized REITs–1.88%

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	1,215,000	1,299,408
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	99,000	104,445
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	608,000	596,332
7.75%, 07/15/2020	1,384,000	1,575,601
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	295,000	318,334
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	99,000	102,712
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	50,000	51,250
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	83,000	87,980
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	51,000	47,111
		4,183,173

	Principal Amount	Value

Specialty Chemicals–0.21%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	$40,000	$41,300
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	150,000	150,000
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	60,000	68,475
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	62,000	69,440
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	92,000	92,000
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	42,000	44,572
		465,787

Steel–0.13%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 6.13%, 06/01/2025	42,000	45,885
Sr. Unsec. Global Notes, 8.00%, 10/15/2039	17,000	18,182
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 9.75%, 03/01/2022(b)	30,000	34,725
Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	79,000	81,962
Steel Dynamics, Inc., Sr. Unsec. Notes, 5.00%, 12/15/2026(b)	17,000	17,191
United States Steel Corp., Sr. Sec. First Lien Notes, 8.38%, 07/01/2021(b)	39,000	43,534
Sr. Unsec. Global Notes, 7.50%, 03/15/2022	46,000	47,265
		288,744

Systems Software–0.17%

Oracle Corp., Sr. Unsec. Global Notes, 4.00%, 07/15/2046	390,000	370,194

Technology Distributors–0.21%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	485,000	471,460

Technology Hardware, Storage & Peripherals–1.31%

Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	1,286,000	1,353,424
8.35%, 07/15/2046(b)	311,000	362,838
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	90,000	98,775
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	565,000	528,628
5.75%, 12/01/2034	505,000	426,725
Western Digital Corp., Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/01/2023(b)	95,000	102,808
Sr. Unsec. Gtd. Notes, 10.50%, 04/01/2024(b)	40,000	46,500
		2,919,698

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Principal Amount	Value

Thrifts & Mortgage Finance–0.18%

First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	$340,000	$406,471

Tobacco–0.02%

Alliance One International, Inc., Sr. Sec. Gtd. First Lien Notes, 8.50%, 04/15/2021(b)	35,000	35,438

Trading Companies & Distributors–0.07%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	32,000	32,240
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	42,000	42,525
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	20,000	20,000
6.13%, 06/15/2023	50,000	53,125
		147,890

Trucking–0.31%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/2022(b)	42,000	40,740
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	103,000	98,623
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.40%, 11/15/2026(b)	570,000	547,522
		686,885

Wireless Telecommunication Services–2.20%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	620,000	562,625
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	565,000	637,214
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	200,000	209,500
MTN (Mauritius) Investments Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 5.37%, 02/13/2022(b)	767,000	756,933
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	1,215,000	1,279,426
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	60,000	64,725
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	86,000	88,365
7.88%, 09/15/2023	87,000	90,045

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. Notes, 3.36%, 03/20/2023(b)	$1,197,000	$1,199,476
		4,888,309
Total U.S. Dollar Denominated Bonds & Notes (Cost $205,697,616)		209,191,313

U.S. Treasury Securities–2.38%

U.S. Treasury Bills–0.09%

0.57%, 05/11/2017(d)(e)	5,000	4,987
0.59%, 05/11/2017(d)(e)	200,000	199,495
		204,482

U.S. Treasury Notes–1.85%

1.25%, 10/31/2021	200,000	194,164
1.75%, 11/30/2021	3,121,900	3,108,669
2.13%, 11/30/2023	186,100	185,228
2.00%, 11/15/2026	648,000	625,940
		4,114,001

U.S. Treasury Bonds–0.44%

2.25%, 08/15/2046	1,171,200	986,462
Total U.S. Treasury Securities (Cost $5,319,553)		5,304,945

	Shares

Preferred Stocks–2.07%

Investment Banking & Brokerage–1.53%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	20,000	502,600
Morgan Stanley, Series E, 7.13% Pfd.	65,000	1,796,600
Morgan Stanley, Series F, 6.88% Pfd.	40,000	1,099,200
		3,398,400

Regional Banks–0.37%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	30,000	815,100

Reinsurance–0.17%

Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	14,000	381,220
Total Preferred Stocks (Cost $4,220,000)		4,594,720

	Principal Amount

Municipal Obligations–0.17%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057 (Cost $319,500)	$300,000	372,090

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

	Shares	Value

Money Market Funds–0.41%

Government & Agency Portfolio – Institutional Class, 0.29% (f)	544,361	$544,361
Treasury Portfolio – Institutional Class, 0.26% (f)	362,908	362,908
Total Money Market Funds (Cost $907,269)		907,269
TOTAL INVESTMENTS–99.10% (Cost $216,463,938)		220,370,337
OTHER ASSETS LESS LIABILITIES–0.90%		2,008,930
NET ASSETS–100.00%		$222,379,267

Investment Abbreviations:

Ctfs.	— Certificates

Deb.	— Debentures

Gtd.	— Guaranteed

Jr.	— Junior

Pfd.	— Preferred

RB	— Revenue Bonds

REGS	— Regulation S

REIT	— Real Estate Investment Trust

Sec.	— Secured

Sr.	— Senior

Sub.	— Subordinated

Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2016 was $60,822,216, which represented 27.35% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2016.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2016

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Bond Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

                                 Invesco Bond Fund

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront

                                 Invesco Bond Fund

G. Swap Agreements – (continued)

payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

H.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

   The following is a summary of the tiered valuation input levels, as of November 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$209,191,313	$—	$209,191,313
U.S. Treasury Securities	—	5,304,945	—	5,304,945
Municipal Obligations	—	372,090	—	372,090
Preferred Stocks	4,594,720	—	—	4,594,720
Money Market Funds	907,269	—	—	907,269
	5,501,989	214,868,348	—	220,370,337
Forward Foreign Currency Contracts*	—	40	—	40
Futures Contracts*	(35,687)	—	—	(35,687)
Swap Agreements*	—	(33,512)	—	(33,512)
Total Investments	$5,466,302	$214,834,876	$—	$220,301,178
*	Unrealized appreciation (depreciation).

                                 Invesco Bond Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2016:

Derivative Assets	Value
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded(a)	$—	$ —	$ 10,940	$ 10,940
Unrealized appreciation on swap agreements—OTC	—	—	—	—
Unrealized appreciation on forward foreign currency contracts outstanding	—	40	—	40
Total Derivative Assets	—	40	10,940	10,980
Derivatives not subject to master netting agreements	—	—	(10,940)	(10,940)
Total Derivative Assets subject to master netting agreements	$—	$ 40	$ —	$ 40

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded(a)	$ —	$—	$(46,627)	$(46,627)
Unrealized depreciation on swap agreements—OTC	(33,512)	—	—	(33,512)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	—	—
Total Derivative Liabilities	(33,512)	—	(46,627)	(80,139)
Derivatives not subject to master netting agreements	—	—	46,627	46,627
Total Derivative Liabilities subject to master netting agreements	$(33,512)	$—	$ —	$(33,512)

(a)	Includes cumulative appreciation (depreciation) on futures contracts.

Effect of Derivative Investments for the nine months ended November 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ —	$33,111	$ —	$ 33,111
Futures contracts	—	—	181,665	181,665
Swap agreements	(49,469)	—	—	(49,469)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(18,663)	—	(18,663)
Futures contracts	—	—	(46,903)	(46,903)
Swap agreements	32,777	—	—	32,777
Total	$(16,692)	$14,448	$134,762	$132,518

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$598,317	$50,296,592	$2,500,000

                                 Invesco Bond Fund

Open Forward Foreign Currency Contracts—Currency Risk
Settlement		Contract to				Notional	Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation
02/28/2017	Goldman Sachs International	EUR	92,500	USD	98,535	$98,495	$40

Currency Abbreviations:

EUR — Euro	USD — U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	39	March-2017	$8,455,688	$(3,130)
U.S. Treasury 5 Year Notes	Long	157	March-2017	18,501,469	(31,725)
U.S. Treasury 10 Year Notes	Short	6	March-2017	(747,094)	1,298
U.S. Treasury 10 Year Ultra Bonds	Short	8	March-2017	(1,075,500)	3,543
U.S. Treasury 30 Long Bonds	Long	19	March-2017	2,874,344	(11,772)
U.S. Treasury Ultra Bonds	Short	57	March-2017	(9,200,156)	6,099
Total Futures Contracts—Interest Rate Risk					$(35,687)

Open Over-The-Counter Credit Default Swap Agreements—Credit Risk

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/2017	0.23%	$2,500,000	$22,734	$(33,512)

(a)	Implied credit spreads represent the current level as of November 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2016 was $161,756,002 and $161,275,683, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $127,403,693 and $125,774,206, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,975,013
Aggregate unrealized (depreciation) of investment securities	(3,540,352)
Net unrealized appreciation of investment securities	$3,434,661
Cost of investments for tax purposes is $216,935,676.

                                 Invesco Bond Fund

Item 2.	Controls and Procedures.

(a)	As of November 21, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 21, 2016, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Invesco Bond Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 27, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 27, 2017

By:	/s/ Kelli K. Gallegos
Kelli K. Gallegos
Principal Financial Officer

Date:	January 27, 2017

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.